UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2021

Modiv Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-55776	47-4156046
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

120 Newport Center Drive
Newport Beach, California	92660
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 686-6348

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Explanatory Note

This Amendment No. 1 to the Current Report on Form 8-K amends Item 8.01 of the Current Report on Form 8-K filed by Modiv Inc., on June 17, 2021 (the “Original Form 8-K”), solely to correct the date that the board of directors declared distributions for the third quarter of 2021 from June 16, 2020 to June 16, 2021. No other changes have been made to the Original Form 8-K.

Item 8.01.	Other Events.

Daily Distributions Declared

On June 16, 2021, the board of directors of Modiv Inc. (the “Company”) declared distributions based on daily record dates for the period July 1, 2021 through September 30, 2021 at a rate of $0.00287670 per share per day on the outstanding shares of the Company’s Class C and Class S common stock. The Company will aggregate these daily distributions at the end of each month and pay them on August 25, 2021, September 27, 2021 and October 25, 2021, respectively. Distributions will be paid in cash or reinvested in shares of the Company’s Class C and Class S common stock for stockholders participating in the Company’s distribution reinvestment plans. The daily distribution rate of $0.00287670 per share of Class C and Class S common stock, if paid each day for a 365-day period, reflects an annualized distribution rate of $1.05 per share, which is consistent with daily distributions paid since May 22, 2020.

Safe Harbor Statement

There is no guarantee that the Company’s board of directors will declare additional distributions in the future, and the amount of future distributions, if any, and the declaration and payment thereof, will be determined by the Company’s board of directors based on the Company’s financial condition and such other factors as the board of directors deems relevant. The Company’s operating performance and the timing and amount of future distributions is subject to risks and uncertainties as described under “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MODIV INC. (Registrant)

By:	/s/ RAYMOND J. PACINI
	Name:	Raymond J. Pacini
	Title:	Chief Financial Officer

Date: June 17, 2021